UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

Hippo Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Forest Avenue

Palo Alto, California 94301

(650) 294-8463

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Warrants to purchase common stock	HIPO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 16, 2021, Hippo Holdings Inc. (the “Company”) filed a Current Report on Form 8-K/A. As previously reported in Exhibit 99.2 of the that report, the Company’s Gross Loss Ratio for the three and six months ended June 30, 2021, was 161% and 177%, respectively. Gross Loss Ratio, expressed as a percentage, is the ratio of the Gross Losses and loss adjustment expense (“LAE”) to the Gross Earned Premium. As discussed in our Form 8-K/A, the Company’s loss ratios were driven primarily by weather-related losses that were well beyond normal levels.

To help investors quantify the impact of these catastrophic, weather-related events separately from the impact of non-catastrophic weather and other losses, we are providing additional information about our second quarter and first half of 2021 results herein.

As previously discussed in Exhibit 99.1 of our Form 8-K, filed on August 16, 2021, our second quarter and first half Gross Loss Ratios were impacted by two categories of weather-related activity:

1. Winter storm Uri (“Uri”) in February 2021; and

2. Other catastrophic weather losses, concentrated in Texas where second quarter residential catastrophic weather-related losses were the third highest reported in the past 24 years.

Winter Storm Uri

Uri accounted for 14 and 58 percentage points of our Gross Loss Ratio in the second quarter and first half of 2021, respectively.

Other Catastrophic Weather Losses

In addition to the impact of Uri, during the second quarter of 2021, our Gross Loss Ratio was adversely impacted by 17 named Property Claims Services (“PCS”) events, 13 of which were related to hail and/or wind in Texas. These events represented $73.9 million of Gross Losses and LAE, $71.0 million of which were related to events that impacted Texas. Collectively, these 17 PCS events represented 85 percentage points of Gross Loss Ratio. The 13 Texas-related PCS events (not including Uri) represented 81 percentage points of Gross Loss Ratio.

In addition to the impact of Uri, during the six months ended June 30, 2021, our Gross Loss Ratio was adversely impacted by 27 named PCS events, 18 of which were related to hail and/or wind in Texas. These events represented $93.0 million of Gross Losses and LAE, $88.3 million of which were related to events that impacted Texas. Collectively, these 27 PCS events represented 58 percentage points of Gross Loss Ratio. The 18 Texas-related PCS events (not including Uri) represented 55 percentage points of Gross Loss Ratio.

Gross Loss Ratio Breakdown	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Winter Storm Uri	14%	58%
PCS Catastrophic Weather Losses	85%	58%
Non-PCS Weather and Other Losses	62%	61%
Total Gross Loss Ratio	161%	177%

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hippo Holdings Inc.

Date: September 1, 2021	By:	/s/ Stewart Ellis
	Name:	Stewart Ellis
	Title:	Chief Financial Officer